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                                                               Exhibit 10.30E

                            PLEDGE AGREEMENT

    THIS PLEDGE AGREEMENT (this "AGREEMENT") is made and entered into as of January 23, 1998 by RADIO MOVIL DIGITAL AMERICAS, INC, a Delaware corporation (the "COMPANY"), in favor of BT FOREIGN INVESTMENT CORPORATION, in its capacity as collateral agent under the Note Purchase Agreement, as hereinafter defined (in such capacity, the "COLLATERAL AGENT").

                         W I T N E S S E T H:

    WHEREAS, the Purchasers, as defined in the Note Purchase Agreement, are committed to extending a credit facility (the "CREDIT FACILITY") to the Company, provided that, among other things, the Company secures performance of its obligations relating to the Credit Facility by pledging all of the Company's right, title and interest in all of the loans and advances now made to Brazilian Entities, as defined in the Purchase Agreement, and all such loans and advances made during the term of the Credit Facility and while any of the Secured Indebtedness is outstanding (the "PLEDGED LOANS");

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the meanings set forth below:

        (a) The term "NOTE PURCHASE AGREEMENT" as used herein shall mean the Amended and Restated Senior Secured Note Purchase Agreement, dated as of the date hereof, by and among International Wireless Communications Holdings, Inc., the Company and the Collateral Agent and the Purchasers, as defined therein, as amended, supplemented, extended and modified from time to time during the term hereof.

        (b) The term "OBLIGOR" as used herein shall mean any Brazilian Entity that is the obligor with respect to a Pledged Loan.

        (c) The term "SECURED INDEBTEDNESS" as used herein shall mean the Obligations, as defined in the Note Purchase Agreement.

        (d) The term "SECURED PARTIES" as used herein shall mean the Collateral Agent for itself and on behalf of the Purchasers.

        (e) Other capitalized terms not defined herein which are defined in the Note Purchase Agreement shall have the meanings ascribed thereto in the Note Purchase Agreement.

    2. PLEDGE. Company hereby pledges to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, and grants to the Collateral Agent, on behalf of and for the


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benefit of the Secured Parties, a continuing first priority security interest in all of its right, title and interest in the following (the "COLLATERAL"):

        (a) the Pledged Loans and all notes and other instruments representing the Pledged Loans, and all products and proceeds of any of the Pledged Loans, including, without limitation, all interest, principal and premium payments, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Loans or any of the foregoing; and

        (b) all additional loans and advances from time to time made by the Company to the Brazilian Entities and held by the Company in any manner (any such additional loans and advances shall constitute part of the Pledged Loans under and as defined in this Agreement) and all products and proceeds of any of such additional Pledged Notes, including, without limitation, all interest and principal payments, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Loans or any of the foregoing.

    3. SECURITY FOR OBLIGATIONS. This Agreement secures the prompt and complete payment and performance when due (whether at stated maturity, by acceleration, by repurchase or otherwise) of all Secured Indebtedness (including, without limitation, the obligations accruing after the date of any filing by the Company of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company).

    4. DELIVERY OF COLLATERAL. The Company hereby agrees that all notes or other instruments representing or evidencing the Collateral shall be immediately delivered to and held at all times by the Collateral Agent pursuant hereto at the Collateral Agent's office in the State of New York and shall be in suitable form for transfer by delivery accompanied by instruments of transfer or assignment duly executed in blank and undated, all in form and substance satisfactory to the Collateral Agent. For all Pledged Loans that are not evidenced by a note or other instrument, but are instead evidenced by book entry in the Company's books and records, the Collateral Agent's security interest therein shall be notated by book entry or in any other appropriate manner that is acceptable to the Collateral Agent, so as to properly identify the interest of the Collateral Agent therein. The Collateral Agent shall have the right at any time to exchange notes or other instruments representing or evidencing all or any portion of the Collateral for notes or other instruments of smaller or larger principal amounts in the same aggregate principal amount.

    5. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants that:

        (a) The execution, delivery and performance by the Company of this Agreement are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the


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Company, or result in the creation or imposition of any Lien on any assets of the Company, other than the Lien contemplated hereby.

        (b) Each Pledged Loan has been duly authorized and entered into by the Obligor thereof and constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms.

        (c) The Company is the legal, record and beneficial owner of the Collateral, free and clear of any Lien or claims of any Person except for the security interest created by this Agreement.

        (d) The Company has full power and authority to enter into this Agreement and has the right to pledge and grant a security interest in the Collateral as provided by this Agreement.

        (e) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

        (f) Upon (i) the delivery to the Collateral Agent of the Collateral to the extent that the Collateral consists of notes and other instruments and
(ii) the filing of a Uniform Commercial Code (the "UCC") financing statement with the California Secretary of State's office, the pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Indebtedness for the benefit of the Secured Parties, and is enforceable as such against all creditors of the Company and any Persons purporting to purchase any of the Collateral from the Company.

        (g) Except as has been already obtained, no consent of any other Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Company of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Company or (ii) for the exercise by the Collateral Agent of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

        (h) No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the best knowledge of the Company, threatened by or against the Company or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

        (i) The pledge of the Collateral pursuant to this Agreement is not prohibited by any applicable law or governmental regulation, release, interpretation or opinion of the Board of Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).


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        (j)  All information set forth herein relating to the Collateral is accurate and complete in all material respects.

    6. FURTHER ASSURANCE. The Company will at all times cause the security interests granted pursuant to this Agreement to constitute valid perfected first priority security interests in the Collateral, enforceable as such against all creditors of the Company and (except as otherwise specifically provided herein) any Persons purporting to purchase any Collateral from the Company. The Company will, promptly upon request by the Collateral Agent, execute and deliver or cause to be executed and delivered, or use its best efforts to procure, all assignments, instruments and other documents, all in form and substance satisfactory to the Collateral Agent, deliver any instruments to the Collateral Agent and take any other actions that are necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect, continue the perfection of, or protect the first priority of the Collateral Agent's security interest in, the Collateral, to protect the Collateral against the rights, claims, or interests of third persons, to enable the Collateral Agent to exercise or enforce its rights and remedies hereunder, or otherwise to effect the purposes of this Agreement. The Company also hereby authorizes the Collateral Agent to file any financing or continuation statements with respect to the Collateral without the signature of the Company to the extent permitted by applicable law (although the Collateral Agent has no obligation to do so). The Company will pay all costs incurred in connection with any of the foregoing. Promptly, upon request by the Collateral Agent, the Company will provide the Collateral Agent with all documents, instruments or information necessary, in the sole discretion of the Collateral Agent, to satisfy its obligations under this Agreement.

    7.  PRINCIPAL AND INTEREST PAYMENTS.

        (a) So long as no Event of Default or Potential Event of Default shall have occurred and be continuing, but subject to compliance with the Credit Facility and the Notes, the Company shall be entitled to receive, and to utilize free and clear of the Lien of this Agreement, all cash payments of principal and interest paid from time to time in respect of the Collateral so long as the Collateral Agent is provided with evidence that the sole source of the payments in respect of the Collateral are derived solely from Latin American Non-Brazilian Entities.

        (b) Upon the occurrence and during the continuance of an Event of Default or a Potential Event of Default, all cash principal, interest and other payments payable in respect of the Collateral shall be paid to the Collateral Agent and the Company's right to receive such cash payments pursuant to Section 7(a) hereof shall immediately cease.

        (c) All payments that are received by the Company contrary to the provisions of this Section 7 shall be received in trust for the benefit of the Collateral Agent and the Secured Parties, shall be segregated from the other property or funds of the Company and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsements) and may, in the Collateral Agent's sole discretion, be applied to repayment of the Secured Indebtedness in accordance with
Section 15 hereof.


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    8.  COVENANTS.  The Company covenants and agrees, from and after the date of this Agreement and until the Secured Indebtedness has been paid in full, as follows:

        (a) The Company agrees that it will not (i) sell, assign, transfer, convey or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral without the prior written consent of the Collateral Agent, (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest granted under this Agreement, and at all times will be the sole beneficial owner of the Collateral, (iii) enter into any agreement or understanding that purports to or that may restrict or inhibit the Collateral Agent's rights or remedies hereunder, including, without limitation, the Collateral Agent's right to sell or otherwise dispose of the Collateral, (iv) take any action with respect to the Collateral the taking of which would result in a violation of the Note Purchase Agreement or this Agreement, or (v) fail to pay or discharge any tax, assessment or levy of any nature not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with regard to the Collateral.

        (b) The Company agrees that immediately upon becoming the beneficial owner of any Pledged Loans, whether or not evidenced by notes or other instruments, it will pledge and deliver to the Collateral Agent for its benefit and the ratable benefit of the Secured Parties and grant to the Collateral Agent for its benefit and the ratable benefit of the Secured Parties, a continuing first priority security interest in such Pledged Loans (as well as instruments of transfer or assignment duly executed in blank and undated, all in form and substance satisfactory to the Collateral Agent).

    9. POWER OF ATTORNEY. In addition to all of the powers granted to the Collateral Agent pursuant to the Note Purchase Agreement, the Company hereby appoints and constitutes the Collateral Agent as the Company's attorney-in-fact to exercise all of the following powers upon and at any time after the occurrence of an Event of Default or, with respect to Section 7 hereof, a Potential Event of Default: (i) collection of proceeds of any Collateral; (ii) conveyance of any item of Collateral to any purchaser thereof; (iii) giving of any notices or recording of any Liens under Section 6 hereof; (iv) making of any payments or taking any acts under Section 10 hereof; and (v) paying or discharging taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, and such payments made by the Collateral Agent to become the obligations of the Company to the Collateral Agent, due and payable immediately without demand. The Collateral Agent's authority hereunder shall include, without limitation, the authority to endorse and negotiate, for the Collateral Agent's own account, any checks or instruments in the name of the Company, execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral, sign the Company's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the Company's name on any notice of Lien, and prepare, file and sign the Company's name on a proof of claim in bankruptcy or similar document against any creditor of the Company, and to take any other actions arising from or incident to the powers granted to


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the Collateral Agent in this Agreement.  This power of attorney is coupled with an interest and is irrevocable by the Company.

    10. COLLATERAL AGENT MAY PERFORM. If the Company fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause the performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Company under Section 15 hereof; PROVIDED, HOWEVER, that the Collateral Agent shall not be obligated to take any action under this Section 10 unless it is instructed to do so by the Purchasers and it is indemnified against any liability or loss in connection with taking such action by the Purchasers.

    11. NO ASSUMPTION OF DUTIES; REASONABLE CARE. The right and powers granted to the Collateral Agent hereunder are being granted in order to preserve and protect the Collateral Agent's and the Secured Parties' security interest in and to the Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Collateral Agent in connection therewith. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

    12.  REMEDIES UPON DEFAULT

         (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent and the Secured Parties shall have, in addition to all other rights given by law or by this Agreement or the Note Purchase Agreement, all of the rights and remedies with respect to the Collateral of a secured party under the UCC as in effect in the State of New York at that time. In addition, with respect to any Collateral that shall then be in or shall thereafter come into the possession or custody of the Collateral Agent, the Collateral Agent may sell or cause the same to be sold at any public or private sale, in one or more sales or lots, at such price or prices as the Collateral Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Collateral Agent will give the Company reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Company as provided below in Section 17.1, at least ten days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent


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permitted by law, waived. The Collateral Agent or any Secured Party may, in its own name or in the name of a designee or nominee, buy any of the Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Collateral.

        (b) The Company further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 12 valid and binding and in compliance with any and all other applicable requirements of law. The Company further agrees that a breach of any of the covenants contained in this Section 12 will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 12 shall be specifically enforceable against the Company, and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

    13. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO THE OBLIGORS. The Company hereby authorizes and instructs each Obligor to comply with any instruction received by the Obligor from the Collateral Agent that (i) states that an Event of Default has occurred and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Company, and the Company agrees that each Obligor shall be fully protected in so complying.

    14. FEES AND EXPENSES. The Company will upon demand pay to the Collateral Agent the amount of any and all reasonable fees and expenses (including, without limitation, the reasonable fees and disbursements of its counsel, of any investment banking firm, business broker or other selling agent and of any other experts and agents retained by the Collateral Agent) that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and the Secured Parties hereunder or (iv) the failure by the Company to perform or observe any of the provisions hereof.

    15. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Collateral Agent in the following order of priorities:

         FIRST, to the Collateral Agent for the payment of the Secured Indebtedness in the manner set forth in Section 8.6 of the Note Purchase Agreement (which Secured Indebtedness shall include all of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all reasonable expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and

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any other unreimbursed fees and expenses for which the Collateral Agent is to be reimbursed pursuant to Section 14 hereof); and

         SECOND, to payment to the Company or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

    16. INTEREST ABSOLUTE. All rights of the Collateral Agent and the Secured Parties and the security interests created hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of the Note Purchase Agreement or any other agreement or instrument evidencing or governing the Secured Indebtedness;

         (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Secured Indebtedness, or any other amendment or waiver of or any consent to any departure from the Note Purchase Agreement;

         (c) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Secured Indebtedness; or

         (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Secured Indebtedness or of this Agreement.

    17.  SUBORDINATION.

    17.1 SUBORDINATION TO SENIOR INDEBTEDNESS.

         (a) PAYMENT LIMITATIONS. The Company agrees for itself and its successors and assigns that payment of the Pledged Loans is subordinated in right of payment to the prior payment in full of the Secured Indebtedness on the terms set forth herein.

         (b) PERMITTED PAYMENTS. Notwithstanding the subordination of the Pledged Loans to the Secured Indebtedness hereunder, (i) principal installments of the Pledged Loans may be paid to the Company as they become due and payable, without acceleration, in accordance with their terms, (ii) accrued interest with respect to the Pledged Loans may be paid to the Company as such interest becomes due and payable in accordance with their terms, and
(iii) other fees, expenses or other amounts payable under or with respect to the Pledged Loans may be paid to the Company as such fees, expenses and amounts become due and payable, without acceleration, in accordance with the terms hereof, as amended from time to time in accordance with their terms, provided that, in the case of each such Pledged Loans payment, on the date of payment such payments are not prohibited pursuant to Section 17.3 and/or
Section 17.4.


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    17.2 SUBORDINATION ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF AN
OBLIGOR.

         (a)  PRIORITY OF PAYMENT UPON DISTRIBUTION OF ASSETS.   Upon any
Distribution of Assets in the event of any dissolution or winding up or total or partial liquidation or reorganization, whether voluntary or involuntary, or adjustment or protection or relief or composition of an Obligor or an Obligor's debts, or in any bankruptcy, insolvency, receivership, arrangement, reorganization, relief or other proceeding of an Obligor or upon an arrangement for the benefit of creditors of an Obligor or any other marshalling of the assets and liabilities of an Obligor:

              (i) all amounts payable under or on account of the Secured Indebtedness shall first be paid in full, in cash or payment provided for in cash or Cash Equivalents, before the Company shall be entitled to receive any Distribution of Assets with respect to the Pledged Loans; and

              (ii) before any payment may be made on account of the Pledged Loans, any such Distribution of Assets to which the Company would be entitled, except for the provisions of this Section 17.2(a), shall be made directly to Collateral Agent, for the Secured Parties, to the extent necessary to pay all Secured Indebtedness in full, in cash or Cash Equivalents, after giving effect to any concurrent payment or distribution to the Collateral Agent and the Secured Parties. In the case of a non-cash Distribution of Assets with respect to the Pledged Loans which is delivered to Collateral Agent under this Section 17.2(a), the Secured Indebtedness shall be deemed satisfied in the amount equal to the cash realized upon disposition of such Distribution of Assets; until such disposition, the non-cash Distribution of Assets shall be held as security for the Secured Indebtedness.

         (b) AUTHORIZATION OF COLLATERAL AGENT AND SECURED PARTIES. The Collateral Agent and the Secured Parties are hereby irrevocably authorized and empowered (in their own name or in the name of the Company or otherwise), but shall have no obligation, to demand, sue for, collect and receive every Distribution of Assets and give acquittance therefor and to file claims and proofs of claim in respect of the Pledged Loans and take such other action (including, without limitation, voting the Pledged Loans) on behalf of the Company as they may reasonably deem necessary or advisable for the exercise or enforcement of any of their rights or interests hereunder if the Company does not take such actions within a reasonable period of time after the Collateral Agent's or the Secured Parties' request. The Company shall duly and promptly take such action as the Collateral Agent or the Secured Parties may reasonably request (A) to collect the Pledged Loans for the account of Secured Parties and to file appropriate claims or proofs of claim in respect of the Pledged Loans, (B) to execute and deliver to the Collateral Agent and the Secured Parties such powers of attorney, assignments, or other instruments as they may request in order to enable them to enforce any and all claims with respect to the Pledged Loans, and (C) to collect and receive any and all Distribution of Assets which may be payable or deliverable upon or with respect to the Pledged Loans.

    17.3 SUBORDINATION ON EVENT OF DEFAULT. If there has occurred and is continuing an Event of Default, the Company may not receive payment under or on account of the Pledged


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Loans, directly or indirectly, in cash or other property or by set-off or in any other manner, for the period commencing on the date of occurrence of such Event of Default and continuing until the earlier of (1) the waiver of the Event of Default, or (2) the cure of the Event of Default (the "STANDSTILL PERIOD"). Immediately following the expiration of any such Standstill Period, all payments of Pledged Loans which, but for such suspension, the Company would have been entitled to receive, shall be immediately due and payable.

    17.4 FORBEARANCE BY THE COMPANY. Until the Secured Indebtedness is paid in full, in cash or Cash Equivalents, and the Note Purchase Agreement is terminated or expires, or unless requested by the Collateral Agent, the Company shall not, without Collateral Agent's prior written consent, given in its sole discretion: (i) accelerate the maturity of the Pledged Loans, (ii) assert, collect or enforce the Pledged Loans or exercise any right of set-off, or (iii) commence, or cause to commence, prosecute or participate in (other than participate in an action, once commenced, to protect and pursue its rights and remedies as, for example, exercising its rights in a bankruptcy proceeding or state receivership proceeding) any administrative, legal or equitable action against an Obligor or any administrative, legal or equitable action that might adversely affect an Obligor or its interest, including, but not limited to, the entry of a decree or order for relief in respect of an Obligor under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of an Obligor or for any substantial part of an Obligor's assets.

    17.5 SUBROGATION. Subject to the payment in full of all Secured Indebtedness in cash or Cash Equivalents, the Company shall be subrogated to the Secured Parties' rights (to the extent of the payments or distributions made to the Secured Parties pursuant to the provisions of this Section 17) to receive payments and Distributions of Assets applicable to the Secured Indebtedness. No such payments or Distributions of Assets applicable to the Secured Indebtedness shall, as between an Obligor and its creditors, other than the Secured Parties and the Company, be deemed to be a payment by an Obligor to or on account of the Secured Indebtedness; and for purposes of such subrogation, no payments or Distributions of Assets to the Secured Parties to which the Company would be entitled except for the provisions of this Section 17 shall, as between an Obligor and its creditors, other than the Secured Parties and the Company, be deemed to be a payment by an Obligor to or on account of the Secured Indebtedness.

    17.6 NO IMPAIRMENT. Nothing contained in this Section 17 shall impair, as between an Obligor and the Company, the obligation of such Obligor, subject to the terms and conditions of this Section 17, to pay to the Company the Pledged Loans of such Obligor as and when the same become due and payable.

    17.7 NO IMPAIRMENT OF SUBORDINATION. No right of any present or future Secured Parties to enforce the subordination provisions of this Section 17 shall at any time in any way be prejudiced or impaired by any act or failure to act on an Obligor's part or by any act or failure to act, in good faith, by such Secured Parties, or by any noncompliance by an Obligor with the


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terms, provisions and covenants of this Note or the Purchase Agreement, regardless of any knowledge thereof which such Secured Parties may have or otherwise be charged with.

    17.8 DISGORGEMENT. If, at any time after payment in full of the Secured Indebtedness any payments of the Secured Indebtedness must be disgorged by the Secured Parties for any reason (including, without limitation, an Obligor's bankruptcy), the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and the Company shall immediately pay over to the Collateral Agent, for the Secured Parties, all payments received with respect to the Pledged Loans to the extent that such payments would have been prohibited hereunder.

    17.9 DEFINITIONS. For purposes of this Section 17, the following terms shall have the following meanings:

    "CASH EQUIVALENTS": the net current cash value of (i) obligations issued or guaranteed by the United States of America; (ii) certificates of deposit, bankers' acceptances and other "money market instruments" issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital and surplus of an aggregate amount not less than One Hundred Million Dollars ($100,000,000); (iii) open market commercial paper bearing the highest credit rating issued by Standard & Poor's Corp. or by another nationally recognized credit rating firm; and (iv) shares of "money market funds," each having net assets of not less than Five Hundred Million Dollars ($500,000,000).

    "DISTRIBUTION OF ASSETS": any distribution of an Obligor's assets of any kind or character, whether in cash, property, or securities, and whether in respect of repayment of indebtedness or otherwise, including, but not limited to, adequate protection payments under the Bankruptcy Code.

    18.  MISCELLANEOUS PROVISIONS.

    18.1 NOTICES. All notices, demands, and other communications required or desired to be given hereunder shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company, the Collateral Agent and to each Purchaser at the addresses set forth in Section 8.13 of the Note Purchase Agreement.

    18.2 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Agreement may not be used to interpret another pledge, security or debt agreement of the Company or any subsidiary thereof. No such pledge, security or debt agreement may be used to interpret this Agreement.

    18.3 SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

    18.4 NO RECOURSE AGAINST OTHERS. No director, officer, employee, stockholder or affiliate, solely in such capacity, of the Company or any an Obligor shall have any liability for any obligations of the Company under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Secured Party hereby waives and releases all such liability.

    18.5 HEADINGS. The headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

    18.6 COUNTERPART ORIGINALS. This Agreement may be signed in two or more counterparts. Each signed copy shall be an original, but all of them together represent one and the same agreement. Each counterpart may be executed and delivered by telecopy, if such delivery is promptly followed by the original manually signed copy sent by overnight courier.

    18.7 BENEFITS OF AGREEMENT. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Secured Parties, any benefit or any legal or equitable right, remedy or claim under this Agreement.

    18.8 AMENDMENTS, WAIVERS AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Company from any provision of this Agreement shall be effective only if the Company has obtained the written consent of the holders of a majority of the outstanding principal amount of the Notes (which majority shall include BTFIC as long as it holds any Notes). Failure of the Collateral Agent or any Secured Party to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

    18.9 INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Agreement of which time is an element. To the extent a term or provision of this Agreement conflicts with the Note Purchase Agreement and is not dealt with herein with more specificity, the Note Purchase Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

    18.10 CONTINUING SECURITY INTEREST; TRANSFER OF SECURITIES. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of all the Secured Indebtedness, (ii) be binding upon the Company, its successors and assigns, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Secured Parties and their respective successors, transferees and assigns.

    18.11 REINSTATEMENT. This Agreement shall continue to be effective or be reinstated if at any time any amount received by the Collateral Agent or any Secured Party in respect of the Secured Indebtedness is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Company or any substantial part of its assets, or otherwise, all as though such payments had not been made.

    18.12 SURVIVAL OF PROVISIONS. All representations, warranties and covenants of the Company contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Company of the Secured Indebtedness.

    18.13 WAIVERS. The Company waives presentment and demand for payment of any of the Secured Indebtedness, protest and notice of dishonor or default with respect to any of the Secured Indebtedness, and all other notices to which the Company might otherwise be entitled, except as otherwise expressly provided herein.

    18.14 AUTHORITY OF THE COLLATERAL AGENT.

          (a) The Collateral Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Company agrees to indemnify and hold harmless the Collateral Agent, the Secured Parties and any other Person specified above from and against any and all costs, expenses (including the reasonable fees and disbursements of counsel (including, the allocated costs of counsel)), claims and liabilities incurred by the Collateral Agent, the Secured Parties or any such Person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Collateral Agent, the Secured Parties or such Person.

          (b) The Company acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Note Purchase Agreement and by such other agreements with respect thereto as may exist form time to time among them, but, as between the Collateral Agent and the Company, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Company shall not be obligated or entitled to make any inquiry respecting such authority.

    18.15 RESIGNATION OR REMOVAL OF THE COLLATERAL AGENT. Until such time as the Secured Indebtedness shall have been paid in full, the Collateral Agent may at any time, by giving written notice to the Company and Secured Parties, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent and (ii) the acceptance of such appointment by such successor Collateral Agent. As promptly as practicable after the giving of any such notice, the Secured Parties shall appoint a successor Collateral Agent, which successor Collateral Agent shall be reasonably acceptable to the Company. If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 90 days after the Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor shall have been appointed as provided in this Section 18.15. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Secured Parties, as provided in this Section 18.15. Simultaneously with its replacement as Collateral Agent hereunder, the Collateral Agent so replaced shall deliver to its successor all documents, instruments, certificates and other items of whatever kind (including, without limitation, the certificates and instruments evidencing the Collateral and all instruments of transfer or assignment) held by it pursuant to the terms hereof. The Collateral Agent that has resigned shall be entitled to fees, costs and expenses to the extent incurred or arising, or relating to events occurring, before its resignation or removal.

    18.16 RELEASE OF COLLATERAL; TERMINATION OF AGREEMENT.

          (a) Subject to the provisions of Section 18.11 hereof, this Agreement shall terminate upon the full and final payment and performance of the Secured Indebtedness (and upon receipt by the Collateral Agent of the Company's written certification that all such Secured Indebtedness has been satisfied) and payment in full of all fees and expenses owing by the Company to the Collateral Agent. At such time, the Collateral Agent shall, at the request of the Company, reassign and redeliver to the Company all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Collateral, and shall be at the expense of the Company.

          (b) The Company agrees that it will not, except as permitted by the Note Purchase Agreement, sell or dispose of, or grant any option or warrant with respect to, any of the Collateral.

    18.17 FINAL EXPRESSION. This Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

    18.18 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

              (i) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY, THE COLLATERAL AGENT AND THE SECURED PARTIES IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

              (ii) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH AND IN PARAGRAPH (vi) BELOW, THE COMPANY, THE COLLATERAL AGENT AND THE SECURED PARTIES AGREE THAT ALL DISPUTES BETWEEN OR AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK. THE COMPANY WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

              (iii) THE COMPANY AGREES THAT THE COLLATERAL AGENT SHALL, IN ITS OWN NAME OR IN THE NAME AND ON BEHALF OF ANY SECURED PARTY, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE COMPANY OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT. THE COMPANY WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE COLLATERAL AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

              (iv) THE COMPANY, THE COLLATERAL AGENT AND THE SECURED PARTIES EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

              (v) THE COMPANY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 18.1 HEREOF, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) BUSINESS DAYS AFTER SUCH MAILING.

              (vi) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

              (vii) THE COMPANY HEREBY AGREES THAT NEITHER THE COLLATERAL AGENT NOR ANY SECURED PARTY SHALL HAVE ANY LIABILITY TO THE COMPANY (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE COMPANY IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE COLLATERAL AGENT OR SUCH SECURED PARTY, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE COLLATERAL AGENT OR SUCH SECURED PARTY, AS THE CASE MAY BE, CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

              (viii) THE COMPANY WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE COLLATERAL AGENT OR ANY SECURED PARTY OF ITS RIGHTS DURING THE CONTINUANCE OF AN EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS. THE COMPANY WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE COLLATERAL AGENT OR ANY SECURED PARTY DURING THE CONTINUANCE OF AN EVENT OF DEFAULT IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED

IN FAVOR OF THE COLLATERAL AGENT OR ANY SECURED PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN THE COMPANY, THE COLLATERAL AGENT AND THE SECURED PARTIES.

    18.19 ACKNOWLEDGMENTS OF COMPANY.  The Company hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

          (b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship to the Company, and the relationship between the Collateral Agent and the Secured Parties, on the one hand, and the Company, on the other hand, is solely that of a secured party and a creditor; and

          (c) no joint venture exists among the Secured Parties or among the Company and the Secured Parties.

                        [Pledge Agreement Signature Page]

     IN WITNESS WHEREOF, the Company and the Collateral Agent have each caused this Agreement to be duly executed and delivered as of the date first above written.

                                       RADIO MOVIL DIGITAL AMERICAS, INC.,
                                       a Delaware corporation



                                       By:  _________________________________
                                            Name:
                                            Title:


                                       COLLATERAL AGENT:
                                       BT FOREIGN INVESTMENT CORPORATION,
                                       as Collateral Agent


                                       By:  _________________________________
                                            Name:
                                            Title: